UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2012

VCA Antech, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-16783	95-4097995
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12401 West Olympic Boulevard Los Angeles, California 90064-1022
(Address of Principal Executive Offices)

(310) 571-6500
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:  Other Events

On January 11, 2012, VCA Antech, Inc., issued a press release announcing that it will purchase Associate Veterinary Clinics (1981) Ltd.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

            99.1    Press release dated January 11, 2012 of VCA Antech, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 11, 2012	VCA Antech, Inc.

/s/ Tomas W. Fuller
	By:	Tomas W. Fuller
	Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibits

99.1	Press release dated January 11, 2012 of VCA Antech, Inc.